UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

LONGWEI PETROLEUM INVESTMENT
HOLDING LIMITED
(Exact name of registrant as specified in its charter)

Colorado	001-34793	84-1536518
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

No.30 Guanghua Street, Xiaojingyu Xiang, Wanbailin District
Taiyuan City, Shanxi Province, China P.C. 030024
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (727) 641-1357

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see   General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

 On April 27, 2011, Longwei Petroleum Investment Holding Limited (the “Company”) issued a press release announcing its financing plans for the purchase of the assets of Hauijie Petroleum Co., Ltd., including a 100,000 metric ton fuel storage facility.  The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated April 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGWEI PETROLEUM INVESTMENT HOLDING LIMITED

Dated: April 27, 2011	/s/ Michael Toups
Name: Michael Toups
Title: Chief Financial Officer

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